FORWARD PURCHASE AGREEMENT	12 Months Ended
Dec. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
FORWARD PURCHASE AGREEMENT	FORWARD PURCHASE AGREEMENT
As discussed in Note 1, prior to the Closing, on November 28, 2021, Seven Oaks entered into a Forward Purchase Agreement with ACM for a Forward Purchase Transaction. Pursuant to the terms of the Forward Purchase Agreement, ACM purchased approximately 6,504,768 shares of Seven Oaks' Class A common stock in exchange for the Prepayment Amount of $65,062,414, which was paid out of the funds received by the Company from Seven Oaks' trust account and will be held in a deposit account for the benefit of ACM until the Valuation Date. There are a few scenarios in which the Forward Purchase Agreement can be settled either before or on the Valuation Date:
(i)At any time prior to the Valuation Date, ACM may elect an optional early termination to sell some or all of the Forward Purchase shares in the open market. If ACM sells any shares prior to the Valuation Date, a pro-rata portion of the Prepayment Amount will be released from the deposit account and paid to the Company. ACM shall retain any proceeds from the sale of such shares in excess of such pro-rata portion paid to the Company. For example, if ACM chooses to exercise its right to an optional early termination and sells the common stock for $7.00 per share, it will be required to return $10.00 per share, plus accrued interest, back to the Company in cash from the deposit account. Similarly, if ACM sells its shares at $12.00 per share, it will be required to return $10.00 per share, plus accrued interest, back to the Company.
(ii)On the Valuation Date, if any shares subject to the Forward Purchase Agreement remain unsold and there is a remaining balance in the deposit account corresponding to the unsold shares, the settlement amount of the remaining funds in the deposit account will be allocated based on the difference between ACM's purchase price of $10.00 and the trading price of the shares over a specified valuation period, the length of which is based on the daily trading volume of the shares. Assuming the shares are trading above $10.00, the Company will receive the entire remaining Prepayment Amount held in the deposit account, less any applicable fees. To the extent there is any shortfall between ACM's purchase price of approximately $10.00 (adjusted for accrued interest) and the trading price, there will be a proportionate reduction in the cash from the deposit account that the Company will receive.
(iii)If the volume weighted average share price (“VWAP”) of the shares falls below $5.00 per share for 20 out of any 30 consecutive trading days (a “VWAP Trigger Event”), then ACM may elect to accelerate the Valuation Date to the date of such VWAP Trigger Event. If ACM elects to accelerate the Valuation Date, the settlement amount returned to the Company would be approximately equal to the VWAP of the shares on such date of the Trigger Event, net of $0.20 per share in fees.
As of December 31, 2021, ACM has sold 501,109 shares, for which the Company received gross proceeds of $5,012,225. Depending on the manner in which the Forward Purchase Transaction is settled, the Company may never have access to all of the remaining Prepayment Amount.
In accordance with ASC 815, Derivatives and Hedging, the Company has determined that the forward option within the Forward Purchase Agreement is (i) a freestanding financial instrument and (ii) a derivative. This derivative, referred to throughout as the "forward purchase option derivative" is recorded as a liability on the Company's Consolidated Balance Sheets. The Company has performed fair value measurements for this derivative as of Closing and as of December 31, 2021, which is described in Note 15. The Company will remeasure the fair value of the forward purchase option derivative each reporting period.